UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)

August 27, 2004

US Airways Group, Inc.
(Commission file number: 1-8444)
(Exact Name of Registrant as specified in its charter)

Delaware                                             54-1194634
(State of Incorporation)                 (I.R.S. Employer Identification No.)

2345 Crystal Drive, Arlington, VA 22227
(Address of principal executive offices)
(703) 872-7000
(Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02      Departure of Directors or Principal Officers; Election of Directors;
                      Appointment of Principal Officers

     On August 27, 2004, US Airways Group, Inc. (the "Company") announced the election of Thomas R. Harter to its Board of Directors (the "Board"), effective immediately. Mr. Harter is currently a senior vice president and consultant at The Segal Company, based in Washington D.C. Mr. Harter will fill the Board seat held by the director elected by the Company's Series 3 Class C Preferred Stock. In accordance with the Company's Amended and Restated Certificate of Incorporation, Mr. Harter was designated to serve on the Board by the Association of Flight Attendants - Communications Workers of America, AFL-CIO, International and the Transport Workers Union of America, who are the holders of the Company's Series 3 Class C Preferred Stock. This Board seat was previously held by Perry L. Hayes, who resigned from the Board effective August 19, 2004. The Board has not yet determined to which Board committees Mr. Harter will be appointed. Please see the copy of the Company's press release attached hereto as Exhibit 99 and incorporated herein by reference.

Certain of the statements contained herein should be considered "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, which reflect the current views of US Airways Group with respect to current events and financial performance. You can identify these statements by forward-looking words such as "may," "will," "expect," "intend," "anticipate," "believe," "estimate," "plan," "could," "should," and "continue" or similar words. These forward-looking statements may also use different phrases. Such forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the Company's operations and business environment which may cause the actual results of the Company to be materially different from any future results, express or implied, by such forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: the ability of the Company to operate pursuant to the terms of its financing facilities (particularly the financial covenants); the ability of the Company to obtain and maintain normal terms with vendors and service providers; the Company's ability to maintain contracts that are critical to its operations; the ability of the Company to fund and execute its business plan; the ability of the Company to implement its Transformation Plan absent a judicial restructuring; the ability of the Company to attract, motivate and/or retain key executives and associates; the ability of the Company to attract and retain customers; the ability of the Company to maintain satisfactory labor relations; demand for transportation in the markets in which the Company operates; economic conditions; labor costs; financing availability and costs; aviation fuel costs; security-related and insurance costs; competitive pressures on pricing (particularly from lower-cost competitors) and on demand (particularly from low-cost carriers and multi-carrier alliances); weather conditions; government legislation and regulation; impact of the Iraqi war and the Iraqi occupation; other acts of war or terrorism; ongoing market acceptance of the Company's Class A Common Stock; and other risks and uncertainties listed from time to time in the Company's reports to the SEC. There may be other factors not identified above of which the Company is not currently aware that may affect matters discussed in the forward-looking statements, and may also cause actual results to differ materially from those discussed. The Company assumes no obligation to update such estimates to reflect actual results, changes in assumptions or changes in other factors affecting such estimates other than as required by law.

Item 9.01      Financial Statements and Exhibits

(c)   Exhibits

Designation                                  Description
------------                                --------------

99             News release dated August 27, 2004 of US Airways Group, Inc.

                                                                                  SIGNATURES
                                                                                --------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                             US Airways Group, Inc. (REGISTRANT)

Date: August 30, 2004                                          By:   /s/ Anita P. Beier
                                                                                  Anita P. Beier
                                                                                  Senior Vice President-Finance and Controller
                                                                                  (Chief Accounting Officer)